UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2004

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-31898

Delaware	03-0376558
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(901) 348-4100

SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE 05/11/04

Item 5. Other Events and Required FD Disclosure

On May 11, 2004, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release to report its passenger traffic results for April 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)                Exhibits:

Exhibit Number	Description
99.1	Press release issued by Pinnacle Airlines, Inc. dated May 11, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)

By: /s/ Curtis E. Sawyer
Curtis E. Sawyer, Vice President and Chief Financial Officer

May 12, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines, Inc. dated May 11, 2004